Property, Plant and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment, Net [Abstract]
Schedule of property, plant and equipment, net
	December 31, 2017	December 31, 2016
Property and buildings	$28,336,864	$26,548,526
Machinery and equipment	4,041,418	3,020,150
Automobiles	925,945	667,639
Office and electric equipment	833,105	745,392
Subtotal	34,137,332	30,981,707
Construction in progress (“CIP”)	11,281,422	7,045,919
Less: accumulated depreciation	(5,585,474)	(3,867,296)
Property and equipment, net	$39,833,280	$34,160,330

Schedule of construction in progress
	December 31, 2017	December 31, 2016
Land improvement costs on REIT Xinyi’s new manufacturing plant (a)	$11,281,422	$7,045,919

Total CIP	$11,281,422	$7,045,919

(a)	In 2015, the Company formed a new subsidiary REIT Xinyi together with a 30% noncontrolling interest shareholder Xinyi Transportation Investment Co., Ltd. (“Xinyi Transportation”) and plans to construct a new manufacturing plant on a 206,667 square meters land, to produce concrete cutting machines and eco-friendly construction materials for road pavement and building construction use. Total budgeted investment for the whole project is RMB 800 million (approximately $118 million). The Company started the land improvement in late 2015 and plant construction in 2016. Total plant construction was budgeted at approximately $13 million. As of December 31, 2017, the Company already invested approximately $11.3 million on the plant construction and will invest additional approximately $1.7 million to fully complete the plant construction by May 2018(See Note 13).